UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report:    August 31, 2026
(Date of earliest event reported)

ALBANY INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-10026	14-0462060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

325 Corporate Drive Portsmouth, New Hampshire	03801
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code       603-330-5850

None
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	AIN	The New York Stock Exchange (NYSE)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).
☐    Emerging growth company
☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) Leave of Absence of Chief Financial Officer

On August 31, 2026, Albany International Corp. (the "Company") announced that Willard Station, the Company's Chief Financial Officer and principal financial officer, will commence a medical leave of absence effective immediately. During the leave, Mr. Station will not perform the duties of Chief Financial Officer or principal financial officer. The duration of the leave has not been determined.

(b) Appointment of Acting Chief Financial Officer

In connection with Willard Station's leave of absence, also effective August 31, 2026, the Board of Directors of the Company appointed Sean Valashinas, the Company’s Controller and Chief Accounting Officer, to serve as the Company’s acting principal financial officer in addition to his role as principal accounting officer. Mr. Valashinas, age 55, has served as Controller and Chief Accounting Officer at the Company since June 9, 2025. Prior to joining the Company, Mr. Valashinas served as Vice President, Accounting, Treasury, and Tax at Resonetics, a leading manufacturer in the medical device industry. Prior to that, Mr. Valashinas worked for Standex International Corporation, a publicly traded global industrial manufacturing company, from 2007 to 2024, and was its Vice President, Chief Accounting Officer & Assistant Treasurer. Mr. Valashinas is a Certified Public Accountant, who holds an Accounting degree from the University of Scranton, and received an MBA from Boston University.

There are no familial relationships or related party transactions with the Company that would require disclosure under Items 401(d) or 404(a) of Regulations S-K in connection with his appointment.

There are no changes to Mr. Valashinas compensation terms.

Item 7.01 Regulation FD Disclosure

On August 31, 2026, the Company issued a press release announcing Willard Station's leave of absence and the appointment of Sean Valashinas as acting Chief Financial Officer.

A copy of the Press Release is attached as Exhibit 99.1 and is hereby incorporated by reference into this Item 7.01. The information contained in this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except to the extent expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being furnished herewith:

99.1 News release dated August 31, 2026.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY INTERNATIONAL CORP.

By:	/s/ Gunnar Kleveland

Name:	Gunnar Kleveland
Title:	President and Chief Executive Officer
(Principal Executive Officer)
Date: August 31, 2026

EXHIBIT INDEX

Exhibit No.	Description
99.1	News release dated August 31, 2026
104	Inline XBRL cover page.